Registration No. 333-79379
                                                     Registration No. 811-07659
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM N-4



         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [ ]

         Pre-Effective Amendment No.                                       [ ]



         Post-Effective Amendment No. 1                                    [X]



                                     AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [ ]



         Amendment No. 28                                                  [X]




                        (Check appropriate box or boxes)

                              --------------------

                             SEPARATE ACCOUNT No. 49
                                       of
           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           (Exact Name of Registrant)

                              --------------------

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                               (Name of Depositor)

             1290 Avenue of the Americas, New York, New York 10104
              (Address of Depositor's Principal Executive Offices)
       Depositor's Telephone Number, including Area Code: (212) 554-1234

                              --------------------



                                   DODIE KENT
                      ASSISTANT VICE PRESIDENT and COUNSEL
           The Equitable Life Assurance Society of the United States
              1290 Avenue of the Americas, New York, New York 10104
                                 (212) 554-1234
            (Name, address, including zip code and telephone number,
                    including area code of agent for service)



                              --------------------

                  Please send copies of all communications to:
                               PETER E. PANARITES
                         Freedman, Levy, Kroll & Simonds
                    1050 Connecticut Avenue, N.W., Suite 825
                             Washington, D.C. 20036
                                 (202) 457-5105

         Approximate Date of Proposed Public Offering:

         As soon as practicable after the effective date of the Registration Statement.

         It  is  proposed  that  this  filing  will  become   effective   (check
appropriate box):

  [ ]    Immediately upon filing pursuant to paragraph (b) of Rule 485



         On (date) pursuant to paragraph (b) of Rule 485.

  [X]    60 days after filing pursuant to paragraph (a)(1) of Rule 485.

  [ ]    On (date) pursuant to paragraph (a)(1) of Rule 485.


If appropriate, check the following box:

  [ ] This post-effective amendment designates a new effective date for previously filed post-effective amendment.


Title of Securities Being Registered:

         Units of interest in Separate Account under variable annuity contracts.

                                     NOTE


This Post Effective Amendment No. 1 ("PEA") to the Form N-4 Registration Statement No. 333-79379 ("Registration Statement") of The Equitable Life Assurance Society of the United States ("Equitable Life") and its Separate Account No. 49, the Registrant herein, is being filed solely for the purpose of including in the Registration Statement a Prospectus Supplement relating to TSA contracts to be offered as Rollover TSAs under Equitable Life's Accumulator Express annuity product. The PEA also adds related TSA exhibits and the Registrant's representation, under "Item 32. Undertakings," as to its reliance on the November 28, 1998 no-action letter relating to variable annuity contracts offered for funding Section 403(b) plans.

The PEA does not otherwise amend or delete Equitable Life's Accumulator Express Prospectus and Statement of Additional Information dated October 18, 1999, or otherwise amend or delete any other part of the Registration Statement.

The Equitable Life Assurance Society        Supplement dated March 1, 2000 to
Of the United States                        Prospectuses Dated October 18, 1999
EQUITABLE ACCUMULATOR PLUS
EQUITABLE ACCUMULATOR EXPRESS
--------------------------------------------------------------------------------
This supplement to each of the above-noted prospectuses describes terms applicable to Equitable Accumulator Plus and Equitable Accumulator Express TSA contracts purchased as Internal Revenue Code Section 403(b) tax-sheltered annuities ("Rollover TSA"). The information below adds to or changes the information in each prospectus to the same extent, except as otherwise indicated. All other information included in each prospectus remains unchanged. The capitalized terms and section headings we use in this supplement have the same meaning as in the applicable prospectus. The section headed "Loans under rollover TSA contracts" and the entire discussion under "Tax information" are new.

HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT
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                 AVAILABLE FOR
                ANNUITANT ISSUE      SOURCE OF              LIMITATION ON
CONTRACT TYPE       AGES           CONTRIBUTIONS            CONTRIBUTIONS
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Rollover TSA    For Equitable     o Rollovers from      o Contributions
                Accumulator         another TSA           after age 70 1/2 must
                Plus:               contract or           be net of required
                o 20 through 78     arrangement.          minimum distributions.
                                  o Rollovers from
                For Equitable       a traditional       For Equitable
                Accumulator         IRA which was a     Accumulator Plus:
                Express:            "conduit" for TSA   o Additional
                o 20 through 83     funds previously      contributions may be
                                    rolled over.          made up to age 79.
                                  o Direct transfer
                                    from another        For Equitable
                                    contract or         Accumulator Express:
                                    arrangement under   o Additional
                                    Section 403(b)        contributions may be
                                    of the Internal       made up to age 84.
                                    Revenue Code,
                                    complying with
                                    IRS Revenue Ruling
                                    90-24.
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If you are buying a contract to fund a retirement plan that already provides tax deferral under sections of the Internal Revenue Code (such as a Rollover TSA), you should do so for the contract's features and benefits other than tax deferral. In such situations, the tax deferral of the contract does not provide additional benefits.

OWNER AND ANNUITANT REQUIREMENTS

The owner and annuitant must be the same person.

ALLOCATING YOUR CONTRIBUTIONS

APPLICABLE TO EQUITABLE ACCUMULATOR EXPRESS ONLY: PRINCIPAL ASSURANCE ALLOCATION

See this section of the prospectus for general information about this topic. For Rollover TSA contracts only, principal assurance allocation is only available for annuitants who are age 75 or younger when the contract is issued. If you choose this method of allocation, before you select a maturity year that would extend beyond the year in which you will reach age 70 1/2, you should consider whether your value in the variable investment options, or your other TSA funds are sufficient to meet your required minimum distributions. See "Tax information" below.

GUARANTEED MINIMUM DEATH BENEFIT

APPLICABLE TO EQUITABLE ACCUMULATOR PLUS ONLY: 5% ROLL UP TO AGE 80

See this section of the prospectus for general information about this topic. For this 5% roll up to age 80 minimum death benefit, amounts in the loan reserve account will be credited with interest at a 3% effective annual rate.

YOUR ACCOUNT VALUE

For Rollover TSA contracts, your "account value" is the same as described under this section in the applicable prospectus, except that any value you have in the loan reserve account is also included in the account value.

Your contract also has a "cash value." The cash value is the same as described under this section in the applicable prospectus, except that the amount of any outstanding loan plus accrued interest is also deducted from the account value in computing the cash value.

For Rollover TSA contracts, the number of your contract units in any variable investment option will decrease to reflect a transfer of your loan amount to the loan reserve account.

WITHDRAWING YOUR ACCOUNT VALUE

For Rollover TSA contracts, you may withdraw your account value through a lump sum withdrawal or minimum distribution withdrawals.



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For some Rollover TSA contracts, your ability to take withdrawals, loans or surrender your contract may be limited. You must provide withdrawal restriction information when you apply for a contract. For restrictions on withdrawals, see "Tax Sheltered Annuity contracts (TSAs)" in "Tax information" below.

LUMP SUM WITHDRAWALS

See this section of each prospectus for general information about this topic. In addition, if a loan is outstanding, you may only take lump sum withdrawals as long as the cash value remaining after any withdrawal equals at least 10% of the outstanding loan plus accrued interest.

MINIMUM DISTRIBUTION WITHDRAWALS

See this section of each prospectus for general information about this topic. For Rollover TSA contracts, you may not elect minimum distribution withdrawals if a loan is outstanding.

LOANS UNDER ROLLOVER TSA CONTRACTS

You may take loans from a Rollover TSA unless restricted by the employer who provided the Rollover TSA funds. If you cannot take a loan, or cannot take a loan without approval from the employer who provided the funds, we will have this information in our records based on what you and the employer who provided the funds told us when you purchased your contract. The employer must also tell us whether special employer plan rules of the Employee Retirement Income Security Act of 1974 ("ERISA") apply. We will not permit you to take a loan while you are taking minimum distribution withdrawals.

You should read the terms and conditions on our loan request form carefully before taking out a loan. Under Rollover TSA contracts subject to ERISA, you may only take a loan with the written consent of your spouse. Your contract contains further details of the loan provision. Also, see "Tax information" below, for general rules applicable to loans.

We will permit you to have only one loan outstanding at a time. The minimum loan amount is $1,000. The maximum amount is $50,000 or, if less, 50% of your account value, subject to any limits under the federal income tax rules. The term of the loan is five years. However, if you use the loan to acquire your primary residence, the term is 10 years. The term may not extend beyond the earliest of:

(1)  the date annuity payments begin,
(2)  the date the contract terminates, and
(3) the date a death benefit is paid (the outstanding loan will be deducted from the death benefit amounts).

Interest will accrue daily on your outstanding loan at a rate we set. The loan interest rate will be equal to the Moody's Corporate Bond Yield Averages for Baa bonds for the calendar month ending two months before the first day of the calendar quarter in which the rate is determined.




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LOAN RESERVE ACCOUNT

On the date your loan is processed, we will transfer the amount of your loan to the loan reserve account. Unless you specify otherwise, we will subtract your loan on a pro rata basis from your value in the variable investment options. Under Equitable Accumulator Express Rollover TSA contracts, if there is insufficient value or no value in the variable investment options, any additional amount of the loan will be subtracted from the fixed maturity options in order of the earliest maturity date(s) first. In this event, a market value adjustment may apply.

We will credit interest to the amount in the loan reserve account at a rate of 2% lower than the loan interest rate that applies for the time your loan is outstanding. On each contract date anniversary after the date the loan is processed, we will transfer the amount of interest earned in the loan reserve account to the variable investment options on a pro rata basis. When you make a loan repayment, unless you specify otherwise, we will transfer the dollar amount of the loan repaid from the loan reserve account to the investment options according to the allocation percentages we have on our records.

Requests for loans under Rollover TSA contracts must be on specific forms, which we will provide upon request.

SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

See this section of each prospectus for general information about this topic. Rollover TSA contracts may have restrictions with regard to surrendering your contract to receive its cash value. Please see additional important information in the sections entitled "Choosing your annuity payout options" and "Tax information" below and in each prospectus.

CHOOSING YOUR ANNUITY PAYOUT OPTIONS

If you choose the Income Manager payout option, it is only available after the Rollover TSA contract is rolled over into an IRA contract.

YOUR BENEFICIARY AND PAYMENT OF BENEFIT

See this section of each prospectus for general information about this topic. For Rollover TSAs, you may be limited with regard to the beneficiary you can designate. Regarding death benefit payment, we will deduct the amount of any outstanding loan plus accrued interest from the amount of the death benefit.

TAX INFORMATION

TAX-SHELTERED ANNUITY CONTRACTS (TSAS)




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GENERAL

This section covers some of the special tax rules that apply to TSA contracts under Section 403(b) of the Internal Revenue Code (TSAs). If the rules are the same as those that apply to another kind of contract, for example, traditional IRAs, we will refer you to the same topic under "traditional IRAs" in each prospectus.

CONTRIBUTIONS TO TSAS

There are two ways you can make contributions to your Rollover TSA contract:

o a rollover from another TSA contract or arrangement that meets the requirements of Section 403(b) of the Internal Revenue Code, or
o a full or partial direct transfer of assets ("direct transfer") from another contract or arrangement that meets the requirements of Section 403(b) of the Internal Revenue Code by means of IRS Revenue Ruling 90-24.

With appropriate written documentation satisfactory to us, we will accept rollover contributions from "conduit IRAs" for TSA funds.

If you make a direct transfer, you must fill out our transfer form.

EMPLOYER-REMITTED CONTRIBUTIONS. The Rollover TSA contract does not accept employer-remitted contributions. However, we provide the following discussion as part of our description of restrictions on the distribution of funds directly transferred, which include employer-remitted contributions to other TSAs.

Employer-remitted contributions to TSAs made through the employer's payroll are subject to annual limits. (Tax-free transfer or tax-deferred rollover contributions from another 403(b) arrangement are not subject to these annual contribution limits). Commonly, some or all of the contributions made to a TSA are made under a salary reduction agreement between the employee and the employer. These contributions are called "salary reduction" or "elective deferral" contributions. However, a TSA can also be wholly or partially funded through non-elective employer contributions or after-tax employee contributions. Amounts attributable to salary reduction contributions to TSAs are generally subject to withdrawal restrictions. Also, all amounts attributable to investments in a 403(b)(7) custodial account are subject to withdrawal restrictions discussed below.

ROLLOVER OR DIRECT TRANSFER CONTRIBUTIONS. You may make rollover contributions to your Rollover TSA contract from TSAs under Section 403(b) of the Internal Revenue Code. Generally, you may make a rollover contribution to a TSA when you have a distributable event from an existing TSA as a result of your:

o  termination of employment with the employer who provided the TSA funds; or
o  reaching age 59 1/2 even if you are still employed; or
o  disability (special federal income tax definition).




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A transfer occurs when changing the funding vehicle, even if there is no distributable event. Under a direct transfer, you do not receive a distribution. We accept direct transfers of TSA funds under Revenue Ruling 90-24 only if:

o you give us acceptable written documentation as to the source of the funds, and
o the contract receiving the funds has provisions at least as restrictive as the source contract.

Before you transfer funds to a Rollover TSA contract, you may have to obtain your employer's authorization or demonstrate that you do not need employer authorization. For example, the transferring TSA may be subject to Title 1 of ERISA if the employer makes matching contributions to salary reduction contributions made by employees. In that case, the employer must continue to approve distributions from the plan or contract.

Your contribution to the Rollover TSA must be net of the required minimum distribution for the tax year in which we issue the contract if:

o  you are or will be least 70 1/2 in the current calendar year, and
o you have separated from service with the employer who provided the funds to purchase the TSA you are transferring or rolling over to the Rollover TSA.

This rule applies regardless of whether the source of funds is a:

o  rollover by check of the proceeds from another TSA; or
o  direct rollover from another TSA; or
o  direct transfer under Revenue Ruling 90-24 from another TSA.

Further, you must use the same elections regarding recalculation of your life expectancy (and if applicable, your spouse's life expectancy) if you have already begun to receive required minimum distribution from or with respect to the TSA from which you are making your contribution to the Rollover TSA. You must also elect or have elected a minimum distribution calculation method requiring recalculation of your life expectancy (and if applicable, your spouse's life expectancy) if you elect an annuity payout for the funds in this contract subsequent to this year.

DISTRIBUTIONS FROM TSAS

GENERAL. Depending on the terms of the employer plan and your employment status, you may have to get your employer's consent to take a loan or withdrawal. Your employer will tell us this when you establish the TSA through a direct transfer.

WITHDRAWAL RESTRICTIONS. If this is a Revenue Ruling 90-24 direct transfer, we will treat all amounts transferred to this contract and any future earnings on the amount transferred as not eligible for withdrawal until one of the following events happens:

o you are separated from service with the employer who provided the funds to purchase the TSA you are transferring to the Rollover TSA;




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o  you reach age 59 1/2; or
o  you die; or
o  you become disabled (special federal income tax definition); or
o  you take a hardship withdrawal (special federal income tax definition).

If any portion of the funds directly transferred to your TSA contract is attributable to the amounts that you invested in a 403(b)(7) custodial account, such amounts, including earnings, are subject to withdrawal restrictions. With respect to the portion of the funds that were never invested in a 403(b)(7) custodial account, these restrictions apply to the salary reduction (elective deferral) contributions to a TSA annuity contract you made and any earnings on them. These restrictions do not apply to the amount directly transferred to your TSA contract that represents your December 31, 1988 account balance attributable to salary reduction contributions to a TSA annuity contract and earnings. To take advantage of this grandfathering, you must properly notify us in writing at our processing office of your December 31, 1988 account balance if you have qualifying amounts transferred to your TSA contract.

THE FOLLOWING APPLIES ONLY TO PARTICIPANTS IN A TEXAS OPTIONAL RETIREMENT PROGRAM. Texas Law permits withdrawals only after one of the following distributable events occurs:

1. the requirements for minimum distribution (discussed under "Required minimum distributions" below and in each prospectus) are met; or
2.  death; or
3.  retirement; or
4. termination of employment in all Texas public institutions or higher education.

For you to make a withdrawal, we must receive a properly completed written acknowledgement from the employer. If a distributable event occurs before you are vested, we will refund to the employer any amounts provided by an employer's first-year matching contributions. We reserve the right to change these provisions without your consent, but only to the extent necessary to maintain compliance with applicable law. Loans are not permitted under Texas Optional Retirement Programs.

TAX TREATMENT OF DISTRIBUTIONS. Amounts held under TSAs are generally not subject to federal income tax until benefits are distributed. Distributions include withdrawals from your TSA contract and annuity payments from your TSA contract. Death benefits paid to a beneficiary are also taxable distributions. Unless an exception applies, amounts distributed from TSAs are includable in gross income as ordinary income. Distributions from TSAs may be subject to 20% federal income tax withholding. See "Federal and state income tax withholding and information reporting" below. In addition, TSA distributions may be subject to additional tax penalties.

If you have made after-tax contributions, you will have a tax basis in your TSA contract, which will be recovered tax-free. Since we do not track your investment in the contract, if any, it is your responsibility to determine how much of the distribution is taxable.

DISTRIBUTIONS BEFORE ANNUITY PAYMENTS BEGIN. On a total surrender, the amount received in excess of the investment in the contract is taxable. We will report the total amount of the




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distribution. The amount of any partial distribution from a TSA prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of after-tax contributions and earnings on those contributions.

ANNUITY PAYMENTS. If you elect an annuity payout option, you will recover any investment in the contract as each payment is received by dividing the investment in the contract by an expected return determined under an IRS table prescribed for qualified annuities. The amount of each payment not excluded from income under this exclusion ratio is fully taxable. The full amount of the payments received after your investment in the contract is recovered is fully taxable. If you (and your beneficiary under a joint and survivor annuity) die before recovering the full investment in the contract, a deduction is allowed on your (or your beneficiary's) final tax return.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Death benefit distributions from a TSA generally receive the same tax treatment as distribution during your lifetime. In some instances, distributions from a TSA made to your surviving spouse may be rolled over to a traditional IRA.

LOANS FROM TSAS

You may take loans from a TSA unless restricted by the employer (for example, under an employer plan subject to ERISA). If you cannot take a loan, or cannot take a loan without approval from the employer who provided the funds, we will have this information in our records based on what you and the employer who provided the TSA funds told us when you purchased your contract.

Loans are generally not treated as a taxable distribution. If the amount of the loan when made exceeds permissible limits under federal income tax rules, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly, amortizing (paying down) interest and principal, the amount not repaid when due will be treated as a taxable distribution. Under Proposed Treasury Regulations the entire unpaid balance of the loan is includable in income in the year of the default.

TSA loans are subject to federal income tax limits and may also be subject to limits of the plan from which the funds came. Federal income tax rule requirements apply even if the plan is not subject to ERISA. For example, loans offered by TSAs are subject to the following conditions:

o The amount of a loan to a participant, when combined with all other loans to the participant from all qualified plans of the employer, cannot exceed the lesser of (1) the greater of $10,000 or 50% of the participant's nonforfeitable accrued benefits and (2) $50,000 reduced by the excess (if any) of the highest outstanding loan balance over the previous twelve months over the outstanding loan balance of plan loans on the date the loan was made.




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o  In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant's primary residence. Rollover TSA contracts have a term limit of 10 years for loans used to acquire the participant's primary residence.

All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly.

The amount borrowed and not repaid may be treated as a distribution if:

o  the loan does not qualify under the conditions above;
o  the participant fails to repay the interest or principal when due; or
o in some instances, the participant separates from service with the employer who provided the funds or the plan is terminated.

In this case, the participant may have to include the unpaid amount due as ordinary income. In addition, the 10% early distribution penalty tax may apply. The amount of the unpaid loan balance is reported to the IRS on Form 1099-R as a distribution.

TAX-DEFERRED ROLLOVERS AND DIRECT TRANSFERS

You may roll over any "eligible rollover distribution" from a TSA into another eligible retirement plan, either directly or within 60 days of your receiving the distribution. To the extent rolled over, a distribution remains tax-deferred.

You may roll over a distribution from a TSA to another TSA or to a traditional IRA. A spousal beneficiary may roll over death benefits only to a traditional IRA.

The taxable portion of most distributions will be eligible for rollover, except as specifically excluded under federal income tax rules. Distributions that you cannot roll over generally include periodic payments for life or for a period of 10 years or more, hardship withdrawals, and required minimum distributions under federal income tax rules.

Direct transfers of TSA funds from one TSA to another under Revenue Ruling 90-24 are not distributions.

REQUIRED MINIMUM DISTRIBUTIONS

For TSAs, the treatment is generally the same as the information in the section "Individual retirement arrangement (IRAs)" under "Tax Information" in each prospectus, with these differences:

WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION. The minimum distribution rules force TSA participants to start calculating and taking annual distribution from their TSAs by a required date. Generally you must take the first required minimum distribution for the calendar year in which you turn




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


age 70 1/2. You may be able to delay the start of required minimum distributions for all or part of your account balance until after age 70 1/2, as follows:

o For TSA participants who have not retired from service with the employer who provided the funds for the TSA by the calendar year the participant turns age 70 1/2, the required beginning date for minimum distribution is extended to April 1 following the calendar year of retirement.
o TSA plan participants may also delay the start of required minimum distribution to age 75 of the portion of their account value attributable to their December 31, 1986 TSA account balance, even if retired at age 70 1/2. We will know whether or not you qualify for this exception because it will only apply to people who establish their Rollover TSA by direct Revenue Ruling 90-24 transfers. If you do not give us the amount of your December 31, 1986 account balance that is being transferred to the Rollover TSA on the form used to establish the TSA, you do not qualify.

SPOUSAL CONSENT RULES

This will only apply to you if you establish your Rollover TSA by direct Revenue Ruling 90-24 transfer. Your employer will tell us on the form used to establish the TSA whether or not you need to get spousal consent for loans, withdrawals, or other distributions. If you do, you will need such consent if you are married when you request a withdrawal under the TSA contract. In addition, unless you elect otherwise with the written consent of your spouse, the retirement benefits payable under the plan must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is payable for the life of the annuitant with a survivor annuity for the life of the spouse in an amount not less than one-half of the amount payable to the annuitant during his or her lifetime. In addition, if you are married, the beneficiary must be your spouse, unless your spouse consents in writing to the designation of another beneficiary.

If you are married and you die before annuity payments have begun, payments will be made to your surviving spouse in the form of a life annuity unless at the time of your death a contrary election was in effect. However, your surviving spouse may elect, before payments begin, to receive payments in any form permitted under the terms of the TSA contract and the plan of the employer who provided the funds for the TSA.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distribution from a TSA before you reach age 59 1/2. This is in addition to any income tax. There are exceptions to the extra penalty tax. No penalty tax applies to pre-age 59 1/2 distributions made:

o  on or after your death; or
o  because you are disabled (special federal income tax definition); or
o to pay for certain extraordinary medical expenses (special federal income tax definition); or
o  if you are separated from service, any form of payout after you are age 55;
   or




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o  only if you are separated from service, a payout in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancy) using an IRS-approved distribution method.

FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

MANDATORY WITHHOLDING FROM TSA DISTRIBUTIONS

Unless you have the distribution go directly to the new plan, eligible rollover distribution from TSAs are subject to mandatory 20% withholding. An eligible rollover distribution from a TSA can be rolled over to another TSA or a traditional IRA. All distributions from a TSA are eligible rollover distributions unless they are on the following list of exceptions:

o  any after-tax contributions you made to the plan; or
o any distributions which are required minimum distributions after age 70 1/2 or separation from service; or
o  hardship withdrawals; or
o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancy) of you and your designated beneficiary; or
o substantially equal periodic payments made for a specified period of 10 years or more; or
o  corrective distributions that fit specified technical tax rules; or
o  loans that are treated as distributions; or
o  a death benefit payment to a beneficiary who is not your surviving spouse; or
o a qualified domestic relations order distribution to a beneficiary who is not your current spouse or former spouse.

A death benefit payment to your surviving spouse, or a qualified domestic relations order distribution to your current or former spouse, may be a distribution subject to mandatory 20% withholding.

TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS, AND BORROWING

You can not assign or transfer ownership of a Rollover TSA except by surrender to us. You may, however, direct the transfer of the values under your Rollover TSA contract to another similar arrangement. We will impose a withdrawal charge, if one applies. Loans are available under Rollover TSA contracts unless restricted by the employer.

EDISUPP




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                                     PART C

                               OTHER INFORMATION
                               -----------------


This Part C is amended solely for the purpose of (i) adding Exhibit Nos. 4.(l), 4.(m), 5.(b) and 10.(b) to Item 24(b), and filing such exhibits herewith, and
(ii) adding a further representation under Item 32. No amendment or deletion is made of any other information set forth under the Part C Items as provided in Pre-Effective Amendment No. 1 to the Registration Statement.

Item 24. Financial Statements and Exhibits.

         (b) Exhibits.

         The following additional exhibits are filed herewith:

4.(l) Form of data pages for Equitable Accumulator Express TSA variable annuity product.

4.(m) Form of Endorsement applicable to TSA Certificates, incorporated herein by reference to Exhibit No. 4.(t) to Registration Statement File No. 333-05593 on Form N-4, filed May 22, 1998.

5.(b) Form of Enrollment Form/Application for Equitable Accumulator (IRA, NQ, QP and TSA), incorporated herein by reference to Exhibit No. 5.(f) to Registration Statement File No. 333-05593 on Form N-4, filed May 22, 1998.

10.(b)   Power of Attorney.

Item 32.  Undertakings

The following additional representation is added hereby:

The Registrant hereby represents that it is relying on the November 28, 1988 no-action letter (Ref. No. IP-6-88) relating to variable annuity contracts offered as funding vehicles for retirement plans meeting the requirements of
Section 403(b) of the Internal Revenue Code. Registrant further represents that it will comply with the provisions of paragraphs (1)-(4) of that letter.

                                   SIGNATURES



         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 28th day of December, 1999.



                                           SEPARATE ACCOUNT No. 49 OF
                                           THE EQUITABLE LIFE ASSURANCE SOCIETY
                                           OF THE UNITED STATES
                                                    (Registrant)

                                           By: The Equitable Life Assurance
                                               Society of the United States
                                                    (Depositor)

                                           By: /s/ Naomi J. Weinstein
                                              ---------------------------------
                                                   Naomi J. Weinstein
                                                   Vice President,
                                                   The Equitable Life Assurance
                                                   Society of the United States

                                   SIGNATURES



         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, has caused this amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 28th day of December, 1999.


                                           THE EQUITABLE LIFE ASSURANCE SOCIETY
                                           OF THE UNITED STATES
                                                      (Depositor)


                                           By: /s/ Naomi J. Weinstein
                                              ---------------------------------
                                                   Naomi J. Weinstein
                                                   Vice President,
                                                   The Equitable Life Assurance
                                                   Society of the United States



         As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICERS:

*Michael Hegarty                           President, Chief Operating Officer
                                           and Director

*Edward D. Miller                          Chairman of the Board, Chief
                                           Executive Officer and Director

PRINCIPAL FINANCIAL OFFICER:

*Stanley B. Tulin                          Vice Chairman of the Board
                                           Chief Financial Officer and Director

PRINCIPAL ACCOUNTING OFFICER:

*Alvin H. Fenichel                      Senior Vice President and Controller


DIRECTORS:

Francoise Colloc'h       Donald J. Greene             George T. Lowy
Henri de Castries        John T. Hartley              Edward D. Miller
Joseph L. Dionne         John H.F. Haskell, Jr.       Didier Pineau-Valencienne
Denis Duverne            Michael Hegarty              George J. Sella, Jr.
Jean-Rene Fourtou        Mary R. (Nina) Henderson     Peter J. Tobin
Norman C. Francis        W. Edwin Jarmain             Stanley B. Tulin
                                                      Dave H. Williams




*By: /s/Naomi J. Weinstein
     ------------------------
        Naomi J. Weinstein
        Attorney-in-Fact

December 28, 1999

                                 EXHIBIT INDEX

EXHIBIT NO.                                                   TAG VALUE
-----------                                                   ---------

4.(l)                Form of data pages                        EX-99.4l

10.(b)                Power of Attorney.                       EX-99.10b